SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 4, 2003

                                  VERSATA, INC.
             (Exact name of Registrant as specified in its charter)

              DELAWARE                   000-29757                68-0255203
(State or other jurisdiction        (Commission File No.)        (IRS Employer
of incorporation or organization)                         Identification Number)

           300 Lakeside Drive, Suite 1500, Oakland, California, 94612 (Address of principal executive office including zip code)

                                 (510) 238-4100
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address if changed since last report)




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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are filed as part of this report:

EXHIBIT
NUMBER                                           DESCRIPTION
                                                 -----------

99.1                         Press Release dated September 4, 2003*

*This exhibit is furnished to, but not filed with, the Commission by inclusion herein.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On September 4, 2003, Versata, Inc. ("Versata") issued a press release announcing its financial results for the fiscal third quarter ended July 31, 2003. A copy of Versata's press release is attached hereto as Exhibit 99.1.

      The information in this Current Report on Form 8-K and the exhibit attached hereto are being furnished pursuant to Item 12 of Form 8-K and shall not, except to the extent required by applicable law or regulation, be deemed filed by Versata for purposes of ss. 18 of the Securities Exchange Act of 1934, as amended.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               VERSATA, INC.

Date:    September 4, 2003     By: /s/ Jim Doehrman
                                   ----------------

                                    Jim Doehrman
                                    Chief Financial Officer, Chief Operating
                                    Officer, Secretary and Executive Vice
                                    President



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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                          DESCRIPTION
------                          -----------

99.1                            Press Release dated September 4, 2003*

*This exhibit is furnished to, but not filed with, the Commission by inclusion herein.